TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica Partners Institutional Balanced

The following information supplements and amends information concerning Transamerica Partners Institutional Balanced:

The Board of Trustees of Transamerica Partners Funds Group II has approved the liquidation of Transamerica Partners Institutional Balanced (the “fund”) effective on or about September 15, 2017. Effective immediately, the fund will be closed and purchases of shares in the fund will no longer be accepted. In order to achieve an orderly liquidation, all or a significant portion of the fund’s assets will be converted into cash, U.S. Government securities and other short-term debt instruments. After that conversion, the fund will no longer be pursuing its stated investment objective.

As of the close of business on the liquidation date, all outstanding shares of the fund will be automatically redeemed.

Effective upon the consummation of the liquidation on or about September 15, 2017, references to Transamerica Partners Institutional Balanced are deleted in their entirety from the Prospectus and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

June 13, 2017